SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 27, 1998


                                 ARTISOFT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       000 19462                                          86-0446453
(Commission File Number)                    (I.R.S. Employer Identification No.)


                          5 Cambridge Center, 3rd Floor
                         Cambridge, Massachusetts 02142
               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 354-0600
              (Registrant's Telephone Number, Including Area Code)


                           2202 North Forbes Boulevard
                              Tucson, Arizona 85745
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         In August 1998, Registrant entered into two agreements modifying the Preferred Shares Rights Agreement, dated as of December 23, 1994 (the "Rights Agreement"), between Registrant and BankOne Arizona, N.A., as rights agent.

         Effective as of July 1, 1998, BankOne Arizona, N.A., resigned as rights agent, Harris Trust and Savings Bank was appointed as successor rights agent, and certain other modifications were made to the Rights Agreement, pursuant to an Agreement and Amendment dated as of July 1, 1998 (the "Resignation and Appointment").

         On August 27, 1998, Registrant and Harris Trust and Savings Bank, as rights agent, entered into an Amendment to Rights Agreement, dated as of August 21, 1998 (the "Amendment"), pursuant to which the percentage ownership of shares of Registrant's Common Stock, par value $0.01 per share, that will cause a person or a group to become an "Acquiring Person " or that will cause a "Distribution Date" and "Triggering Event" to occur (as each such term is defined in the Rights Agreement), all subject to the further terms and conditions of the Rights Agreement and the Amendment, was raised from 15% to 25%. As amended by the Amendment, the Rights Agreement now provides that, under certain circumstances following (i) the acquisition of 25% or more of Registrant's common stock by any person or group or (ii) the commencement of a tender offer or exchange offer which would result in a person or group owning 25% or more of Registrant's outstanding common stock, rights issued under the Rights Agreement may be exercised, among other things, to purchase at the exercise price of $50.00 per share (subject to adjustment) common stock of Registrant or a successor company with a market value of twice the exercise price.

         The Resignation and Appointment and the Amendment are included as Exhibits to this Form 8K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired

               None

          (b)  Pro Forms Financial Information

               None

          (c)  Exhibits

               Exhibit 4.01 Agreement Regarding Appointment of Successor Rights Agent and Related Amendments, dated as of August 14, 1998, among registrant, BankOne Arizona, N.A. and Harris Trust and Savings Bank

               Exhibit 4.02  Amendment to Rights  Agreement,  dated as of August
                             21, 1998, between registrant and Harris Trust and Savings Bank, as rights agent.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 24, 1998


ARTISOFT, INC.


By /s/ T. Paul Thomas
   ---------------------------
       T. Paul Thomas
       President and
       Chief Operating Officer


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